UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2016

OM Asset Management plc
(Exact name of registrant as specified in its charter)

England and Wales	001-36683	98-1179929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Ground Floor, Millennium Bridge House
2 Lambeth Hill
London EC4V 4GG, United Kingdom
+44-20-7002-7000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	Completion of Acquisition or Disposition of Assets.

On August 23, 2016, OM Asset Management plc, a public limited company incorporated under the laws of England and Wales (the “Company”) filed a Current Report on Form 8-K (the “Prior 8-K”) in connection with its acquisition (the “Acquisition”) of an interest in Landmark Partners, LLC, a Delaware limited liability company (“Landmark”). The acquisition is described in the Prior 8-K.
This Current Report on Form 8-K/A amends the Prior 8-K to include consolidated financial statements of Landmark and subsidiaries as of December 31, 2015 and for the six months ended June 30, 2016 and 2015, as required by Item 9.01(a) of Form 8-K and unaudited pro forma condensed combined financial information of the Company related to the Acquisition, as required by Item 9.01(b) of Form 8-K. Attached hereto as Exhibit 99.1, and incorporated herein by reference, are consolidated financial statements of Landmark and subsidiaries as of December 31, 2015. Attached hereto as Exhibit 99.2, and incorporated herein by reference, are consolidated financial statements of Landmark and subsidiaries for the six months ended June 30, 2016 and 2015. Attached hereto as Exhibit 99.3, and incorporated herein by reference, are unaudited pro forma condensed combined financial information of the Company giving effect to the Acquisition.

ITEM 9.01	Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired
The consolidated financial statements of Landmark and subsidiaries as of and for the year ended December 31, 2015 are attached as Exhibit 99.1 hereto and the consolidated financial statement of Landmark and subsidiaries as of and for the six months ended June 30, 2016 and 2015 are attached as Exhibit 99.2 hereto, each incorporated by reference herein.

(b)    Pro Forma Financial Information
The unaudited pro forma condensed combined financial information is attached as Exhibit 99.3 hereto and incorporated by reference herein.

(d)    Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP
99.1	Consolidated Financial Statements of Landmark Partners, LLC and Subsidiaries as of December 31, 2015
99.2	Consolidated Financial Statements of Landmark Partners, LLC and Subsidiaries as of the six months ended June 30, 2016 and 2015
99.3	Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this form to be signed on its behalf by the undersigned, thereto duly authorized.

Date:	November 2, 2016	OM ASSET MANAGEMENT PLC

		By:	/s/ STEPHEN H. BELGRAD
		Name:	Stephen H. Belgrad
		Title:	Executive Vice President and Chief Financial Officer